UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 11, 2012
                                                           ------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------

             (Exact name of registrant as specified in its charter)

        NEW JERSEY                    000-53576                   80-0282551
        ----------                    ---------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

          6000 MIDLANTIC DRIVE
      MT. LAUREL, NEW JERSEY 08054                          08054
      ----------------------------                         --------
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On May 8, 2012, the Registrant's board of directors voted in favor of deregistering the Registrant's common stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). On May 10, 2012, the Registrant filed a Form 15 with the Securities and Exchange Commission pursuant to Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to effect such deregistration. The deregistration will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the date of filing the Form 15. A press release issued by the Registrant announcing the deregistration is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    99.1 Press Release, dated May 11, 2012, announcing the deregistration of the Registrant's common stock.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CORNERSTONE FINANCIAL CORPORATION
                                             ---------------------------------
                                             (Registrant)

Dated: May 11, 2012                          By: /s/ Keith Winchester
                                                 -----------------------------
                                                 Keith Winchester
                                                 Executive Vice President and
                                                 Chief Financial Officer